SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 23, 2000

                               Evans Systems, Inc.
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(Exact name of registrant as specified in its charter)


Texas                                0-21956                 74-1613155
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(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)

                   720 Avenue F North, Bay City, Texas 77414
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                     Address of principal executive offices


Registrant's telephone number, including area code: (409) 245-2424

                                      N/A
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(Former name or former address, if changed since last report.)

         Item 5.  Other Events.

                  On January 23, 2000, Evans Systems, Inc. (the "Company") entered into an Agreement and Plan of Merger with I-Net Holdings, Inc., a
Delaware corporation ("I-Net") and I-Net Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company. The parties entered into an Amended and Restated Agreement and Plan of Merger dated as of January 31, 2000 (the "Merger Agreement"). The Company and I-Net issued two press releases on January 24, 2000 relating to a proposed merger between the Company and I-Net and the establishment by I-Net of an advisory board. Reference is made to the Merger Agreement and the press releases, which are attached to this Current Report as Exhibits 99.1, 99.2 and 99.3 and are incorporated herein by reference.




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

         Exhibit No.                            Exhibits
         -----------                            --------

         99.1 Amended and Restated Agreement and Plan of Merger among Evans Systems, Inc., I-Net Acquisition Corp. and I-Net Holdings, Inc. dated as of January 31, 2000.

         99.2               Press Release of Evans  Systems,  Inc. dated January
                            24, 2000.

         99.3               Press Release of I-Net Holdings, Inc. dated January
                            24, 2000.


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
                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EVANS SYSTEMS, INC.


Dated: January 31, 2000                  By: /s/ J.L. Evans, Sr.
                                             -----------------------------------
                                             Name:   J.L. Evans, Sr.
                                             Title:  President



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